EXHIBIT A


                            4% CONVERTIBLE DEBENTURE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. A-1                                                             US $100,000
-------                                                             -----------

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                  4% CONVERTIBLE DEBENTURE DUE DECEMBER 1, 2000



          THIS DEBENTURE is issued by BRILLIANT DIGITAL ENTERTAINMENT, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") and is designated as its 4% Convertible Debenture Due December 1, 2000.


          FOR VALUE RECEIVED, the Company promises to pay to AMRO INTERNATIONAL, S.A., a Panama corporation, or permitted assigns (the "Holder"), the principal sum of One Hundred Thousand and 00/100 (US $100,000) Dollars on December 1, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 4% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. Quarterly interest payments shall be due and payable on July 1, October 1, January 1 and April 1 of each year, commencing with January 1, 1999. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. Subject to the provisions of Paragraph 4 below, the interest on this Debenture is payable at the option of the Company, in cash or in shares of Common Stock of the Company, $.001 par value per share ("Common Stock") valued at the Conversion Price (as defined herein) on the interest payment date, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check, or the required number of shares of Common Stock determined pursuant to the provisions of Paragraph 4 below, shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or the equivalent Conversion Price value of such shares of Common Stock (as defined in Paragraph 3 below) plus any amounts so deducted.


          This Debenture is subject to the following additional provisions:

          1. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

          2.  This   Debenture   has  been   issued   subject   to   investment
representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Debenture and Warrant Purchase Agreement dated as of November 20, 1998 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

          3. The Holder of this Debenture is entitled, at its option, to convert at any time commencing on the date hereof, the principal amount of this Debenture or any portion thereof, together with accrued but unpaid interest, provided that the portion of the principal amount so converted is Five Thousand Dollars (US $5,000) or a multiple thereof (unless if at the time of such election to convert the aggregate principal amount of this Debenture is less than Five Thousand Dollars (US $5,000), then the whole amount thereof) into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to 86% of the Market Price at the Conversion Date (as defined in Section 8 hereof). The term "Market Price" shall have the meaning set forth in the Purchase Agreement.

          4. The entire unpaid balance of this Debenture and accrued interest thereon outstanding on the Maturity Date hereof shall automatically convert into Common Stock at the Conversion Price on the Maturity Date.

          5. The Company may, at any time and from time to time, prepay all or any portion of the outstanding principal amount of this Debenture and all accrued but unpaid interest thereon upon five (5) Business Days' prior written notice to the Holder. Prepayment may be made in cash or in shares of Common Stock valued at the Conversion Price as of the prepayment date, as elected by the Company. The Holder shall be entitled to convert this Debenture at any time prior to the prepayment date set forth in such notice of prepayment.

          6. Notwithstanding anything to the contrary contained herein, in the event that a conversion (when aggregated with all prior conversions of portions of this Debenture and all shares of Common Stock issuable upon exercise of the Warrant (as defined in the Agreement)) requires the Company to issue a number of shares of Common Stock which would exceed 19.5% of the number of shares of Common Stock issued and outstanding on the date of this Debenture, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and shall pay the Holder cash in the amount of the Market Price for the number of shares of Common Stock in excess of such number of shares into which this Debenture (or the portion thereof then being converted) is then convertible at the Conversion Price.

          7. In the event that the Market Price of the Common Stock is less than $5.00 per share on any Conversion Date, or in the event a registration statement permitting the immediate resale of the Conversion Shares by the Holder is not effective on such Conversion Date, the Company may elect to deliver to the Holder in consideration of any such conversion cash, Conversion Shares or any combination thereof. The amount of cash to be delivered shall equal the Market Price of the number of shares of Common Stock as would have been issued at the Conversion Price upon such conversion. The Company's ability to deliver cash as full or partial conversion consideration in accordance with this Section 7 shall be conditioned on the Company's delivery of notice to the Holder of such election by the Company no later than twenty-four (24) hours following the Company's receipt of a Notice of Conversion. The Holder shall then have a further twenty-four (24) hour period in which to withdraw his Notice of Conversion, or else the Holder shall be deemed to have accepted such alternative cash consideration.

          8. Conversion shall be effectuated by surrendering this Debenture to the Escrow Agent (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash as set forth above or in Common Stock upon conversion at the Conversion Price on the Conversion Date. No fraction of a shares or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed, to the Company and to the Escrow Agent. Facsimile delivery of the conversion notice shall be accepted by the Company at facsimile number (818) 615-0995 Attn.: Mark Dyne, and by the Escrow Agent at the facsimile number set forth in the Escrow Agreement. Certificates representing Common Stock upon conversion will be delivered to the Escrow Agent within five (5) business days from the date the Notice of Conversion is delivered to the Escrow Agent.

          9. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

          10. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          11. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company and the Escrow Agent within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture as provided in
Section 5, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

          12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

          13. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

          14. The following shall constitute an "Event of Default":

               a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) days; or

               b. Any of the representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

               c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

               d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement or this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

               e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

               f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

               g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

               h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five
                    (5) days prior to the date of any proposed sale  thereunder;
                    or

               i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty
                    (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

               j. The Company shall have its Common Stock suspended or delisted from trading on an exchange or the Nasdaq market for in excess of two trading days; .

Then,or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default (other than a delisting of its Common Stock pursuant to clause (j.)) may be made, at the Company's election, in cash or in shares of Common Stock, in such number as would be issued at the Conversion Price on the date the Debenture becomes due and payable.

          15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:   November 30, 1998

                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                    By:    /S/ MARK DYNE
                                          ------------------------------------
                                    Name:  MARK DYNE
                                          ------------------------------------
                                    Title: CHIEF EXECUTIVE OFFICER
                                          ------------------------------------


Attest:


/S/ MICHAEL OZEN
-----------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

          The undersigned hereby irrevocably elects to convert $ ____________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of BRILLIANT DIGITAL ENTERTAINMENT, INC. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion* _________________________________________________________


Applicable Conversion Price * _______________________________________________


Signature____________________________________________________________________
                                   [Name]

Address:_____________________________________________________________________

        _____________________________________________________________________



* This original Notice of Conversion must be received by the Company's Escrow Agent by the third business date following the Date of Conversion, and, if such conversion represents the remaining principal balance of the Debenture, the original Debenture.